UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

SOLITARIO EXPLORATION & ROYALTY CORP.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-05602 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant's telephone number, including area code: Registrant's facsimile number, including area code:	(303) 534-1030 (303) 534-1809

SOLITARIO RESOURCES CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	OTHER EVENTS

Shareholders of Solitario Resources Corporation approve an amendment to the Articles of Incorporation changing the Company's name to Solitario Exploration & Royalty Corp.

On June 12, 2008 the shareholders of Solitario Resources Corporation approved an amendment (the "Amendment") to the Articles of Incorporation to change the Company's name to Solitario Exploration & Royalty Corp. The name change became effective on June 12, 2008. The proposed amendment was as described under the heading "Proposed Name Change to Solitario Exploration & Royalty Corp." in the Company's definitive Proxy Statement dated April 23, 2008 and filed with the United States Securities and Exchange Commission on April 25, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits                    Exhibit Description

99.1                                Solitario Exploration & Royalty Corp. press release regarding name change dated June 13, 2008.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 13, 2008

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, CFO

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